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Exhibit 10.22

PROMISSORY NOTE

$750,000	September 18, 2001

    1.  FOR VALUE RECEIVED, the undersigned, GeoPetro Resources Company, a California corporation ("Maker"), promises to pay to G. Carter Sednaoui, ("Payee"), the principal sum of Seven Hundred Fifty Thousand Dollars ($750,000) (the "Principal Amount") together with interest accruing on the unpaid portion of the Principal Amount from the date hereof until maturity at the annual rate of eight percent (8%), with such interest payable quarterly in arrears. This promissory note shall be referred to herein as the "Note." The Principal Amount and all accrued and unpaid interest thereon shall be due and payable on November 30, 2002 (the "Maturity Date").

    2.  In conjunction herewith, Payee shall receive warrants, in the form attached as an exhibit hereto (the "Warrant Certificate"), to purchase 75,000 shares of no par voting common stock of Maker ("Shares") at a price of $2.50 per Share (the "Exercise Price"), with such Exercise Price being subject to equitable adjustment in the event of a split or reverse split of the Shares prior to expiration of the warrants. The warrants shall be exercisable during the period commencing upon the date hereof and ending three (3) years hereafter, either in cash or by conversion, as specifically set forth in the Warrant Certificate.

    3.  For a period of five (5) years following the date of this Note (the "Piggyback Rights Period"), if, following the filing and effectiveness of a registration statement for the offering of Shares by Maker with the Securities and Exchange Commission ("SEC"), Maker proposes to file any other registration statement with the SEC on any of Forms S-1, S-2 or S-3 (each a "Registration Statement"), Maker will give written notice to Payee at least thirty (30) days prior to said filing date offering to include up to twenty percent (20%) of the undersigned's Shares received upon actual exercise of the warrants, subject in each case to the limitations set forth herein. Upon receipt by Maker of a request to include in such filing a registration of Payee's Shares (which request shall include the facts with respect to the proposed distribution), Maker shall include such Shares in such filing at no expense to Payee, except for the underwriting discounts, commissions and spreads with respect to such Shares, transfer taxes incurred by Payee and fees and expenses of counsel for Payee, if any, all of which shall be paid by Payee, unless otherwise required by the blue-sky laws of any state. However, if Maker files a Registration Statement during the Piggyback Rights Period, Maker shall prepare and file with the SEC such amendments and supplements to such Registration Statement as may be necessary to keep it effective for a period of the lesser of (a) 6 months following the effective date of any Registration Statement filed on a Form S-1 or S-2, (b) 12 months following the date of any registration statement filed on Form S-3, and (c) the time when the Shares can be sold pursuant to Rule 144 of the Act or any other rule of similar effect.

    Payee agrees that if so requested by an underwriter in connection with the initial public offering of securities by Maker, Payee shall not sell, or make any short sale of, Maker's securities without the prior written consent of the underwriter for a period of 180 days following the effective date of such Registration Statement.

    4.  Payee shall have the right to accelerate this Note and to declare the entire unpaid Principal Amount and the obligations evidenced hereby immediately due and payable and to seek and obtain payment of this Note upon the occurrence of any of the following events of default (the "Events of Default"): (a) Maker fails to timely pay the interest accruing on the unpaid portion of the Principal Amount from the date hereof until the Maturity Date; (b) Maker breaches its obligations under the Warrant Certificate; or (c) Maker fails to fulfill its obligations under Section 3 of this Note.

    5.  Payee understands that until such time as the Shares which Payee may receive pursuant to the provisions hereof have been registered under the Securities Act or otherwise may be sold by Payee pursuant to Rule 144 of the Securities Act of 1933, the certificates for the Shares will bear a restrictive legend (the "Legend") in substantially the following form:

  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

    6.  All payments hereunder shall be made in lawful currency of the United States of America at such place as Payee shall designate in writing and shall be payable by Maker by check or wire transfer.

    7.  The validity, construction and performance of this Note, and any action or claim arising out of or relating to this Note, shall be governed by the laws, without regard to the laws as to choice or conflict of laws, of the State of California. The forum for disputes is San Francisco, California. Any controversy or claim arising out of or relating to this Note, or breach thereof, including without limitation claims against either party, its affiliates, employees, professionals, officers or directors shall be settled by binding arbitration in San Francisco, California, in accordance with the rules of, and as determined by an arbitrator affiliated with, JAMS/Endispute. The arbitrator(s) shall be an active member of the California Bar. In the proceeding, the arbitrator(s) shall apply California substantive law and the California Evidence Code. Payee agrees that the arbitrator(s) shall have no authority to award punitive damages, and Payee has been advised to seek counsel concerning the possible waiver by Payee of certain rights otherwise available to the undersigned as a consequence of such agreement. The arbitrator(s) shall prepare an award in writing, which shall include factual findings and any legal conclusions on which the decision is based. Judgment upon any award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. In any such proceeding, the prevailing party shall be entitled, in addition to any other relief awarded or adjudged, such sum as the arbitrator(s) may fix as and for reasonable attorneys' fees and costs, and the same shall be included in the award and any judgment.

    8.  Each of the terms, provisions and obligations of this Note shall be binding upon, shall inure to the benefit of, and shall be enforceable by the parties and their respective legal representatives, successors and permitted assigns.

    9.  Payee hereby agrees to execute such other documents as may be reasonably necessary to consummate the transaction proposed herein, including, but not limited to, regulatory filings which may be required to be filed in Payee's state of residence.

    10. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by nationally-recognizable overnight courier or by facsimile machine confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

  If to Maker:

  GeoPetro Resources Company
  One Maritime Plaza
  Suite 400
  San Francisco, CA 94111
  Attention: Stuart J. Doshi, President and CEO

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  Phone: (415) 398-8186
  Facsimile: (415) 398-9227

  If to Payee:

  Attn: G. Carter Sednaoui
  P. O. Box 213
  Princeton, New Jersey 08542

  Phone: 609-683-4500
  Facsimile: ________________________

    IN WITNESS WHEREOF, Maker has executed this Note in favor of Payee is of the date first set forth above.

MAKER:
GeoPetro Resources Company a California corporation
By:	Stuart J. Doshi President and CEO

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THE SECURITIES EVIDENCED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF SUCH SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

WARRANT TO PURCHASE COMMON STOCK
of
GeoPetro Resources Company

(void after September  , 2004)

    1.  Number of Shares Subject to Warrant.  FOR VALUE RECEIVED, on and after the Commencement Date (as defined below), and subject to the terms and conditions herein set forth, Holder (as defined below) is entitled to purchase from GeoPetro Resources Company, a California corporation (the "Company"), at any time before 5:00 p.m. California time on September  , 2004 ("Termination Date"), at a price per share equal to the Warrant Price (as defined below), the Warrant Stock (as defined below) upon exercise of this Warrant as set forth herein.

    2.  Definitions.  As used in this Warrant, the following terms shall have the definitions ascribed to them below:

      (a) "Commencement Date" shall mean September  , 2001.

      (b) "Holder" shall mean G. Carter Sednaoui ("Sednaoui"), or any person or entity to whom Sednaoui (or his assignees) has assigned his rights hereunder pursuant to the terms hereof and in whose name this Warrant shall be registered upon the books to be maintained by the Company for that purpose.

      (c) "Warrant Price" shall be equal to $2.50 per share, subject to adjustments as described in Section 3 below.

      (d) "Warrant Stock" shall mean 75,000 shares of no par voting common stock of the Company ("Common Stock") subject to adjustment as described in Section 3 below.

    3.  Adjustments and Notices.  The Warrant Stock and the Warrant Price shall be subject to adjustment from time to time in accordance with the following provisions:

      (a)  Subdivision, Stock Dividends or Combinations.  In case the Company shall at any time subdivide the outstanding shares of the Common Stock or shall issue a stock dividend with respect to the Common Stock, the Warrant Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased (and the number of shares of Warrant Stock proportionately increased), and in case the Company shall at any time combine the outstanding shares of the Common Stock, the Warrant Price in effect immediately prior to such combination shall be proportionately increased (and the number of shares of Warrant Stock shall be proportionately decreased), effective at the close of business on the date of such subdivision, dividend or combination, as the case may be.

      (b)  Reclassification, Exchange, Substitution, In-Kind Distribution.  Upon any reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the Common Stock issuable upon exercise or conversion of this Warrant or upon the payment of a dividend in Common Stock or property other than Common Stock, the Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of Common Stock and property that Holder would have received for the Warrant Stock if this Warrant had been exercised immediately before the record date for such reclassification, exchange, substitution, or other event or immediately prior to the record date for such dividend. The Company or its successor shall promptly issue to Holder a new Warrant for such new Common Stock or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3 including, without limitation, adjustments to the Warrant Price and to the number of Common Stock or property issuable upon exercise of the new Warrant. The provisions of this Section 3(b) shall similarly apply to successive reclassifications, exchanges, substitutions, or other events and successive dividends.

      (c)  No Impairment.  The Company shall not, by amendment of its Articles of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of Common Stock or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of all the provisions of this Section 3 and in taking all such action as may be necessary or appropriate to protect the Holder's rights under this Section 3 against impairment. If the Company takes any action affecting the Common Stock other than as described above that adversely affects Holder's rights under this Warrant, the Warrant Price shall be adjusted downward by an amount that shall compensate Holder as nearly as may be practicable for any such adverse effect.

      (d)  Notice.  Upon any adjustment of the Warrant Price and any increase or decrease in the number of shares of the Common Stock purchasable upon the exercise or conversion of this Warrant, then, and in each such case, the Company, as promptly as practicable thereafter, shall give written notice thereof to the Holder of this Warrant at the address of such Holder as shown on the books of the Company which notice shall state the Warrant Price as adjusted and the increased or decreased number of shares purchasable upon the exercise or conversion of this Warrant, setting forth in reasonable detail the method of calculation of each.

      (e)  Fractional Shares.  No fractional shares shall be issuable upon exercise or conversion of the Warrant and the number of shares to be issued shall be rounded down to the nearest whole share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying the Holder an amount computed by multiplying the fractional interest by the fair market value of a full share.

    4.  Stockholder Rights.  This Warrant, by itself, as distinguished from any shares of Warrant Stock obtained hereunder, shall not entitle its Holder to any of the rights of a stockholder of the Company.

    5.  Reservation of Stock.  On and after the Commencement Date, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Warrant Stock upon the exercise or conversion of this Warrant. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Warrant Stock issuable upon the exercise or conversion of this Warrant. The Warrant Stock issuable upon exercise of the Holder's rights hereunder, when issued in accordance with the provisions of this Warrant, will be validly issued, fully paid and non-assessable, and will be free of any taxes, liens, charges or encumbrances of any nature whatsoever, provided, however, that the Warrant Stock issuable pursuant to this Warrant may be subject to restrictions on transfer under applicable state and/or federal securities laws.

    6.  Exercise of Warrant.  This Warrant may be exercised in whole or part by the Holder, at any time after the Commencement Date and prior to the Termination Date, by the surrender of this Warrant, together with the Notice of Exercise and Investment Representation Statement in the forms attached hereto as Attachments 1 and 2, respectively, duly completed and executed at the principal office of the Company, specifying the portion of the Warrant to be exercised and accompanied by payment in full of the Warrant Price in cash or by check with respect to the shares of Warrant Stock being purchased. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such exercise shall be treated for all purposes as Holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Stock issuable upon such exercise. If the Warrant shall be exercised for less than the total number of shares of Warrant Stock then issuable upon exercise, promptly after surrender of the Warrant upon such exercise, the Company will execute and deliver a new Warrant, dated the date hereof, evidencing the right of the Holder to the balance of the Warrant Stock purchasable hereunder upon the same terms and conditions set forth herein.

    7.  Conversion.  In lieu of exercising this Warrant or any portion hereof, the Holder hereof shall have the right to convert this Warrant or any portion hereof into Warrant Stock by executing and delivering to the Company at its principal office the written Notice of Conversion and Investment Representation Statement in the forms attached hereto as Attachments 3 and 2, respectively, specifying the portion of the Warrant to be converted, and accompanied by this Warrant. The number of shares of Warrant Stock to be issued to Holder upon such conversion shall be computed using the following formula:

X = (P)(Y)(A-B)/A
where	X =	the number of shares of Common Stock to be issued to the Holder for the portion of the Warrant being converted.
	P =	the portion of the Warrant being converted expressed as a decimal fraction.
	Y =	the total number of shares of Common Stock issuable upon exercise of the Warrant in full.
	A =	the fair market value of one share of Warrant Stock, determined in the manner set forth below.
	B =	the Warrant Price on the date of conversion.

Any portion of this Warrant that is converted shall be immediately cancelled. This Warrant or any portion hereof shall be deemed to have been converted immediately prior to the close of business on the date of its surrender for conversion as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such conversion shall be treated for all purposes as Holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Stock issuable upon such conversion. If the Warrant shall be converted for less than the total number of shares of Warrant Stock then issuable upon conversion, promptly after surrender of the Warrant upon such conversion, the Company will execute and deliver a new Warrant, dated the date hereof, evidencing the right of the Holder to the balance of the Warrant Stock purchasable hereunder upon the same terms and conditions set forth herein. For purposes of this Section 7, "fair market value" means the closing price of a Share as quoted by any exchange on which the Shares are traded, including the NASD Over-the Counter Bulletin Board, as published in the Western Edition of The Wall Street Journal for the trading day immediately prior to the date of the Notice of Conversion. If the Shares are not traded on any exchange, the fair market value of a Share shall be determined by the Company's Board of Directors using its good faith judgment; provided, however, that if the Holder disagrees with the fair market value determined by the Company's Board of Directors, then the fair market value shall be determined by an appraiser appointed by the Company and the Holder. If the appraiser determines that the fair market value of a Share is more than 110% of the fair market value determined by the Board, then the

Company shall bear the cost of the appraisal. If the appraiser determines that the fair market value of a Share is not more than 110% of the fair market value determined by the Board, then the Holder shall bear the cost of the appraisal.

    8.  Transfer of Warrant.  This Warrant may be transferred or assigned by the Holder hereof in whole or in part, provided that the transferor complies with applicable federal and state securities laws and provides, at the Company's request, an opinion of counsel reasonably satisfactory to the Company that such transfer does not require registration under the Act and the securities law applicable with respect to any other applicable jurisdiction and an investment representation statement. In any such event the Company shall, without charge, and to the extent the then Holder's rights hereunder are so transferred or assigned, execute and deliver a new Warrant in the name of such assignee and, if applicable, a new Warrant in the name of the then Holder for the portion of the rights hereunder retained by the then Holder and this Warrant shall promptly be cancelled. The Company shall have the right to refuse to transfer any portion of this Warrant to any person who directly competes with the Company.

    9.  Termination.  This Warrant shall terminate at 5:00 p.m. California time on the Termination Date.

    10.  Legends.  The stock issuable, directly or indirectly, upon exercise or conversion of the Warrant shall be imprinted with a legend in substantially the following form:

  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

    11.  Miscellaneous.  This Warrant shall be governed by the laws of the State of California, without regard for the conflicts of law provisions of the State of California or of any other state. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed or waived orally, but only by an instrument in writing signed by the Company and the Holder of this Warrant. All notices and other communications from the Company to the Holder of this Warrant shall be delivered personally, couriered, or mailed via Federal Express or certified or registered mail, postage prepaid, return receipt requested, to the address furnished to the Company in writing by the last Holder of this Warrant who shall have furnished an address to the Company in writing, and if mailed shall be deemed given upon the date of delivery or first attempted delivery as shown on the return receipt.

GeoPetro Resources Company
By:
Name:
Title:

Attachment 1

NOTICE OF EXERCISE

TO:    GEOPETRO RESOURCES COMPANY

    1.  The undersigned hereby elects to purchase                        shares of the Warrant Stock of GeoPetro Resources Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

    2.  Please issue a certificate or certificates representing said shares of Warrant Stock in the name of the undersigned or in such other name as is specified below:

(Name)
(Address)
(Date)	(Name of Warrant Holder)
By:
Title:

Attachment 2

INVESTMENT REPRESENTATION STATEMENT

Shares of the Common Stock
(as defined in the attached Warrant) of
GeoPetro Resources Company

    In connection with the purchase of the above-listed Common Stock, the undersigned hereby represents to GeoPetro Resources Company (the "Company") as follows:

    (a) The Common Stock to be received upon the exercise of the Warrant will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and the undersigned has no present intention of selling, granting participation in or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control. By executing this Statement, the undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to any Common Stock issuable upon exercise of the Warrant.

    (b) The undersigned understands that the Common Stock issuable upon exercise of the Warrant at the time of issuance may not be registered under the Securities Act of 1933, as amended (the "Act"), and applicable state securities laws, on the ground that the issuance of such Common Stock is exempt pursuant to Section 4(2) of the Act and state law exemptions relating to offers and sales not by means of a public offering, and that the Company's reliance on such exemptions is predicated on the undersigned's representations set forth herein.

    (c) The undersigned acknowledges that an investment in the Company is highly speculative and represents that it is able to fend for itself in the transactions contemplated by this Statement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investments, and has the ability to bear the economic risks (including the risk of a total loss) of its investment. The undersigned represents that it has had the opportunity to ask questions of the Company concerning the Company's business and assets and to obtain any additional information which it considered necessary to verify the accuracy of or to amplify the Company's disclosures, and has had all questions which have been asked by it satisfactorily answered by the Company.

    (e) The undersigned acknowledges that the Common Stock issuable upon exercise of the Warrant must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available. The undersigned is aware of the provisions of Rule 144 promulgated under the Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being through a

"broker's transaction" or in transactions directly with a "market makers" (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations.

Dated:
(Typed or Printed Name)
By:
(Signature)
(Title)

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Attachment 3

NOTICE OF CONVERSION

TO:    GeoPetro Resources Company

    1.  The undersigned hereby elects to acquire                        shares of the Common Stock of GeoPetro Resources Company pursuant to the terms of the attached Warrant, by conversion of  percent (  %) of the Warrant.

    2.  Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)
(Address)
Dated:
(Typed or Printed Name)
By:
(Signature)
(Title)

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QuickLinks

  Exhibit 10.22
PROMISSORY NOTE
WARRANT TO PURCHASE COMMON STOCK of GeoPetro Resources Company (void after September , 2004)
Attachment 1 NOTICE OF EXERCISE
Attachment 2 INVESTMENT REPRESENTATION STATEMENT Shares of the Common Stock (as defined in the attached Warrant) of GeoPetro Resources Company
Attachment 3 NOTICE OF CONVERSION